UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                  JUNE 23, 2003


                                  XTRANA, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-17714                   58-1729436
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


            590 BURBANK STREET, SUITE 205, BROOMFIELD, COLORADO 80020
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 466-4424

ITEM 5. - OTHER EVENTS AND REGULATION FD DISCLOSURE

            On June 23, 2003, Xtrana, Inc. (the "Registrant") issued a press release announcing the settlement of the Registrant's litigation with Trinity Biotech plc. A copy of the press release is attached to this Form 8-K as Exhibit
99.1 and is incorporated herein by reference.


ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements.

          None.

     (b)  Pro Forma Financial Information.

          None.

     (c)  Exhibits.

          99.1        Press release dated June 23, 2003

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 25, 2003               XTRANA, INC.


                            /s/ Timothy J. Dahltorp
                            ---------------------------
                              Timothy J. Dahltorp,
                              Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit Number           Description
--------------           -----------

    99.1                 Press release dated June 23, 2003